                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                               AMENDMENT TO REPORT

  Filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            COLD METAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

                                 Amendment No. 2

The undersigned Registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, filed July 3, 1996 and amended August 27, 1996 as set forth in the pages attached hereto:

Item 7 (b):

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on it behalf by the undersigned, hereto duly authorized.

                                       Cold Metal Products, Inc.

September 27, 1996                     By   /s/ James R. Harpster
                                         ------------------------
                                       James R. Harpster
                                       President and Chief Executive Officer

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)   Pro Forma Financial Data (Unaudited)

         Pro Forma Consolidated Income Statement
         ---------------------------------------
                  The following unaudited pro forma income statement has been derived from the Registrant's income statement for fiscal 1996 and adjusts such information to give effect to the acquisition of the remaining outstanding shares of the Registrant's equity affiliate, Direct Steel, Inc. as if the acquisition had occurred on April 1, 1995. In preparing the pro forma results of operations for fiscal 1996, certain adjustments have been made. The pro forma income statement is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the application had been consummated on April 1, 1995, nor which may result from future operations.

         Differences from amounts as reflected in Form 8-K as filed on July 3, 1996 represent certain reclassifications between cost of sales and selling, general and administrative expenses in order to conform to the audited combined statements of earnings of Direct Steel, Inc. and 955404 Ontario, Inc. for the year ended March 31, 1996 and some minor exchange rate calculation differences.

                                                                     Fiscal Year Ended
                                              --------------------------------------------------------------
                                                                      March 31, 1996
                                              --------------------------------------------------------------
                                               Cold Metal    Direct Steel, Inc. and  Pro Forma     Pro Forma
                                              Products, Inc. 955404 Ontario, Inc.    Adjustments   Combined
                                               As Reported     As Reported [1]                      Total
                                                           (In thousands except per share amounts)
Net sales                                      $ 227,128         $  46,277           $     --     $ 273,405
Cost of sales                                    205,727            42,889                 --       248,616
                                               ---------         ---------           --------     ---------
Gross profit                                      21,401             3,388                 --        24,789
Selling, general and administrative expenses      13,645             2,047               (100)[2]    15,592
Income (loss) from equity investment                 (98)               --                 98 [3]        --
Interest expense                                   2,918             1,445                193 [4]     4,556
                                               ---------         ---------           --------     ---------
Income (loss) before income taxes                  4,740              (104)                 5         4,641
Income taxes                                       1,685                96                (24)[5]     1,757
                                               ---------         ---------           --------     ---------
Net income (loss)                              $   3,055         $    (200)          $     29     $   2,884
                                               =========         ==========          ========     =========

Net income (loss) per share                    $    0.43                                          $    0.40
                                               =========                                          =========

[1] Reflects the fiscal 1996 historical operating results of Direct Steel, Inc. and 955404 Ontario.

[2] Reflects the effect of reduced administrative expenses due to reduced personnel resulting from the combination of entities and additional goodwill expense resulting from the purchase.

[3] Reflects the elimination of the income from equity investment classification as results are consolidated.

[4] Reflects additional interest expense on higher borrowing levels attributed to the purchase.

[5] Reflects tax effect of pro forma changes and effect of lower corporate tax rate.

Pro Forma Consolidated Balance Sheet
- ------------------------------------

         The Registrant's unaudited pro forma balance sheet gives effect to the purchase of the remaining outstanding shares of the Registrant's equity affiliates, Direct Steel, Inc. and 955404 Ontario, Inc., as if the transaction had occurred, for balance sheet purposes, on March 31, 1996.

                                                                              Fiscal Year Ended
                                                      ------------------------------------------------------------------
                                                                               March 31, 1996
                                                      ------------------------------------------------------------------
                                                       Cold Metal    Direct Steel, Inc. and    Pro Forma       Pro Forma
                                                      Products, Inc.   955404 Ontario, Inc.   Adjustments        Total
                                                      As Reported       As Reported [1]
                                                                     (In thousands except per share amounts)
Assets:
   Current assets                                      $     89,408  $          17,666   $     (6,666) [2]      $100,408
   Property, plant and equipment                             29,337              2,676              -             32,013
   Goodwill                                                      -                   -          2,690  [3]         2,690
   Other non-current assets                                   7,945                  -         (1,465) [4]         6,480
                                                       ------------  -----------------   ------------           --------
      Total assets                                     $    126,690  $          20,342   $     (5,441)          $141,591
                                                       ============  =================   ============           ========
Liabilities and shareholders' equity:
   Current liabilities                                 $     37,958  $          18,708   $     (3,895) [5]      $ 52,771
   Long-term debt                                            39,000                                 -             39,000
   Other liabilities                                         17,364                205           (117) [6]        17,452
   Shareholders' equity                                      32,368              1,429         (1,429) [7]        32,368
                                                       ------------  -----------------   ------------           --------
      Total liabilities and shareholders' equity       $    126,690  $          20,342   $     (5,441)          $141,591
                                                       ============  =================   ============           ========

[1] Reflects the March 31, 1996 combined balance sheet of Direct Steel, Inc. and 955404 Ontario, Inc.

[2] Reflects elimination of the intercompany accounts receivable amounts due from the investee.

[3] Records goodwill generated from excess of purchase price paid over assets acquired from current and prior stock transactions.

[4] Eliminates the intercompany investment account used under the equity accounting method.

[5] Reflects the increased debt incurred by the purchase and the elimination of the intercompany accounts payable amounts due to Cold Metal Products, Inc.

[6] Reflects the elimination of the intercompany notes payable amount due to Cold Metal Products, Inc.

[7] Reflects the elimination of the retained earnings of the investee.





                                       3